UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 9, 2005
                                                   ----------------

                          CADENCE RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

               UTAH                        0-25170             87-0306609
   ----------------------------          -----------         -------------
   (State or other jurisdiction          (Commission         (IRS Employer
         of incorporation)              File Number)      Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI             49684
-----------------------------------------------------           ----------
       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (231) 941-0073
                                                    --------------

                 3760 North US 31 South, Traverse City, MI 49685
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Amendment of By-Laws. On December 5, 2005, the Board of Directors of CADENCE RESOURCES CORPORATION ("the Company") adopted an amendment to the By-Laws of the Company. A copy of the Amended and Restated By-Laws of the Company, which include the amendments adopted on December 5, 2005, are attached to this Form 8-K as Exhibit 3.1. The amendments adopted on December 5, 2005 are as follows:

o     Providing  for  the   indemnification   of  the  corporation's   officers,
      directors, agents, and other persons.

o Changing the time for holding the annual meeting to any time before the end of the month of August; previously, the By-Laws provided that the meeting must be held in the month of April.

o Adding a provision for the offices of chairperson of the Board, and Vice Chairperson of the Board.

                                  EXHIBIT INDEX

Exhibit No.     Description

3.1             Amended and Restated By-laws for Cadence Resources Corporation


                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 9, 2005.


                                            CADENCE RESOURCES CORPORATION


Date: December 9, 2005                      /s/ William W. Deneau
                                            ---------------------
                                            By: William W. Deneau
                                            Its: President